UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 30, 2026
Date of Report (Date of earliest event reported)

1-13948
(Commission file number)
MATIV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware		62-1612879
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

100 Kimball Place	Suite 600
Alpharetta,	Georgia	30009
(Address of principal executive offices)		(Zip Code)

1-770-569-4229
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

☐  Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Amendment No. 2 to the Mativ Holdings, Inc. 2024 Equity and Incentive Plan
At the 2026 Annual Meeting of Stockholders of Mativ Holdings, Inc. (the “Company”) held on April 30, 2026 (the “2026 Annual Meeting”), the Company’s stockholders approved Amendment No. 2 (the “Plan Amendment”) to the Mativ Holdings, Inc. 2024 Equity and Incentive Plan (as amended, the “2024 Plan”), which previously had been approved by the Company’s Board of Directors (the “Board”) subject to stockholder approval. The Plan Amendment increases by 1,600,000 the maximum number of shares of common stock authorized to be issued under the 2024 Plan. Subject to the terms and conditions of the 2024 Plan, and after giving effect to the Plan Amendment, the number of shares of Company common stock authorized for grants under the 2024 Plan is 6,700,000 shares. Further information regarding the Plan Amendment was provided in the Company’s proxy statement filed with the Securities and Exchange Commission on March 17, 2026 (the “Proxy Statement”).

The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of 2024 Plan, as amended, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

At the 2026 Annual Meeting of Stockholders held on April 30, 2026, the following matters were considered and acted upon with the results indicated below.

Proposal One - Election of Directors

The following individuals were elected as Class I directors to serve until the 2029 Annual Meeting and until their successors are duly elected and qualified:

Name of Nominee	FOR	WITHHELD	BROKER NON-VOTE
William M. Cook	44,401,003	451,005	4,311,563
Marco Levi	44,358,474	493,534	4,311,563

Proposal Two - Ratification of the Selection of Independent Registered Public Accounting Firm

	FOR	AGAINST	ABSTAIN
Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026	48,790,430	282,884	90,257

Proposal Three - Non-Binding Advisory Vote to Approve Executive Compensation

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Stockholders vote, on an advisory basis, to approve the compensation paid to the Company's Named Executive Officers (“say-on-pay” vote)	43,552,153	1,201,016	98,839	4,311,563

Proposal Four - Approval of the Adoption of Amendment No. 2 to the Mativ Holdings, Inc. 2024 Equity and Incentive Plan

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Stockholders vote to approve Amendment No. 2 to the Mativ Holdings, Inc. 2024 Equity and Incentive Plan	43,207,788	1,373,077	271,143	4,311,563

The above items are described in more detail in the Company’s Proxy Statement.

Item 9.01. Financial Statements and Exhibits.

10.1+	Mativ Holdings, Inc. 2024 Equity and Incentive Plan (As Amended April 30, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+ Indicates management compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.
(Registrant)

By:	/s/ Mark W. Johnson
Name:	Mark W. Johnson
Title:	Chief Legal and Administrative Officer and Corporate Secretary
Date:	May 6, 2026